                               POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Anthony Dipaolo and Steven Posey signing singly, the undersigned's true and lawful attorney-in-fact to:

     1.   Prepare, execute in the undersigned's name and on the undersigned'd behalf, and submit to the U.S. Securities and Exchange Commission a Form
     ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the U.S. Securities and Exchange Commission or reports required by Section 16 of the Securities Exchange Act of 1934.

     2.   execute for and on behalf of the undersigned, in the undersigned's capacity as a report- ing person under Section 16 of the Securities
     Exchange Act of 1934 and the rules thereunder, all Forms 3, 4, and 5 and any other related forms or reports (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and
     Exchange Commission as a result of the undersigned's ownership of or transactions in securities of Real Goods Solar, Inc. (the "Company");

     3.   do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form
     3, 4, or 5 and any other related forms or report (including any amendments thereto) and timely file such form with the Unit- ed States Securities and
     Exchange Commission and any stock exchange or similar authority; and

     4.   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attor- ney-in-fact on behalf of the  undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-
     fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revoca- tion, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's sub- stitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing at- torneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

The execution of this Power of Attorney in no way revokes or rescinds any prior authorizations or designations given by the undersigned with respect to the undersigned's responsibilities under the Securities Exchange Act of 1934, including, but not limited to, the execution and filing of Forms 3, 4, and 5
(including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange Commission as a result of the undersigned's owner- ship of or transactions in securities of the Company.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writ- ing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this __29th______ of _August______, 2013.

__/s/ David L. Belluck_____________________________________
Signature
Typed Name: David L. Belluck

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